UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00032

Fundamental Investors, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Fundamental Investors

[photo – close up of paint palette]

A flexible approach: Blending choices
from a broad investment universe

Annual report for the year ended December 31, 2007

Fundamental InvestorsSM seeks long-term growth of capital and income primarily through investments in common stocks.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	4
Feature article
A flexible approach: Blending choices from a broad investment universe	6
Summary investment portfolio	12
Financial statements	15
Board of directors and other officers	31
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2007:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	7.02%	16.46%	9.28%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.60%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 23 and 24 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2008, calculated in accordance with the Securities and Exchange Commission formula, was 1.56% (1.54% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 2.14%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 30.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

[photo – close up of paint palette]

Fellow shareholders:

For the 12 months ended December 31, 2007, Fundamental Investors recorded a gain of 13.6% assuming reinvestment of quarterly dividends totaling 95 cents a share and capital gain distributions totaling $2.07 a share.

This return was sharply higher than that of the fund’s two primary benchmarks, the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of U.S. stocks, which rose 5.5%, and the Lipper Growth and Income Funds Index, which tracks the fund’s category peers and gained 4.3%. The fund — which can invest up to 30% of its assets outside the U.S. and Canada — also outpaced broader global markets as measured by the MSCI World Index, a gauge of markets in 23 developed countries, which posted a 9.6% gain.

Results for 2007 represented a continuation of the fund’s strong showing in recent years. Fundamental Investors has outpaced its benchmarks for all of the longer time frames shown below.

Providing shareholders with regular quarterly dividends is one of the fund’s core objectives. Its 2007 12-month dividend yield of 2.13% exceeded the 1.89% yield for the S&P 500 and the 1.42% yield for the Lipper Growth and Income Funds Average. This was due primarily to the 47-cent special dividend we paid in December, 39 cents of which resulted from a nonrecurring corporate action involving Norsk Hydro, a Norwegian natural resources company and a sizable fund holding.

[Begin Sidebar]
Results at a glance
For periods ended December 31, 2007, with all distributions reinvested

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime*

Fundamental Investors (Class A shares)	13.6%	17.8%	9.9%	14.2%
Standard & Poor’s 500 Composite Index†	5.5	12.8	5.9	12.9
Lipper Growth and Income Funds Index	4.3	12.9	5.9	12.2
MSCI World Index†	9.6	17.5	7.4	12.1

*Since Capital Research and Management Company began managing the fund on August 1, 1978.
†Unmanaged.
[End Sidebar]

Weathering several storms

Fundamental Investors’ strong gains belie the difficult and volatile market that characterized the fiscal year. While the U.S. economy was generally sound — thanks to low unemployment, solid corporate profits and healthy economic growth — the 12 months will be remembered for the subprime mortgage troubles that sent markets reeling at several points during the year. The volatility culminated in the sharp market decline that closed the period and began 2008.

The U.S. mortgage troubles were not contained by our borders as credit markets tightened around the globe. Despite the negative impact, European markets outpaced their U.S. counterparts on the strength of strong export growth and record low unemployment. In Japan, markets reflected continued economic sluggishness and finished in negative territory.

Returns for U.S. investors in stocks of companies based outside the U.S. were boosted by the declining dollar, which lost ground to most currencies.

Solid stock selection and beneficial industry trends

While the global trends that have benefited the fund in recent years continued during the period, solid stock selection across a variety of industries was the key driver of results. Eight of the fund’s 10 largest holdings — representing a broad range of industries — posted strong returns.

Leading the way were agricultural equipment manufacturer Deere (95.9%) and cellular equipment producer Nokia (88.5%), both of which almost doubled in value. Oil producer Suncor (37.9%), pharmaceutical giant Merck (33.3%), software manufacturer Oracle (31.7%), Microsoft (19.2%), AT&T (16.3%) and consumer products behemoth Altria (17.3%), all out-gained the broader market. Only mortgage giant Fannie Mae (–32.7%) and pharmaceutical producer Roche (–4.1%) finished in negative territory.

The global appetite for energy and materials continued to be robust, and providers of these commodities enjoyed pricing power and profitability. The fund’s holdings in these areas have been central to its success in recent years and played a key role again in 2007. Most holdings in both sectors posted double-digit gains. Among energy companies, CONSOL Energy (122.6%), Murphy Oil (66.8%), Occidental Petroleum (57.7%), Chevron (26.9%) and Royal Dutch (18.9%) all gained, as did mining companies Freeport McMoRan (83.8%), BHP Billiton (75.5%) and Alcoa (21.8%).

As rising production of biofuels like ethanol and increased demand from developing markets have driven grain prices higher, manufacturers of products that help farmers boost crop yields have benefited. Stock prices for fertilizer manufacturers Mosaic (341.7%) and Potash (201.0%) — which operate in the relatively consolidated potash industry and enjoy considerable pricing power —skyrocketed. Also contributing strongly to portfolio returns were Bayer (69.7%) and Syngenta (36.2%), which both produce crop protection chemicals.

Financials hit hard

Pronounced weakness in the housing market and the resulting subprime mortgage crisis took a decided toll on results for many financial companies. Though these firms represent a modest portion of the fund’s overall portfolio, falling share values for many had a significant impact on results. Hardest hit were Washington Mutual (–70.1%), Freddie Mac (–49.8%), the federally chartered company that buys and sells mortgages, and banking giant Citigroup (–47.2%).

In last year’s annual report, we highlighted the considerable contribution that Irish companies had made to results. This year saw a reversal of fortune, as trouble within the financials sector — which represents a large share of the Irish stock market — and housing weakness dragged down results across the board. Beverage producer C&C Group (–66.4%), building supply company Grafton Group (–53.0%), insurer Irish Life & Permanent (–37.7%), Bank of Ireland (–35.9%) and Allied Irish Banks (–22.7%) all dropped sharply.

Other sizable positions that detracted from results were Starbucks (–42.2%), Sprint Nextel (–30.5%), home improvement retailer Lowe’s (–27.4%) and Target (–12.4%).

Portfolio changes

During the fiscal year, we made select modifications rather than sweeping changes to the fund’s portfolio. Among other additions, we built positions in Bank of America, Wal-Mart, Liberty Media and navigation device manufacturers Garmin and TomTom.

[Begin Sidebar]
Fundamental Investors’ total return year by year (ending December 31)

	Capital return	Income return	Total return

1998	15.2%	1.5%	16.7%
1999	23.2	1.4	24.6
2000	3.1	1.2	4.3
2001	–10.9	1.3	–9.6
2002	–19.1	1.8	–17.3
2003	30.2	1.8	32.0
2004	11.9	2.0	13.9
2005	9.9	1.8	11.7
2006	17.6	1.6	19.2
2007	11.2	2.4	13.6

10-year average annual total return			9.9%
10-year cumulative total return			157.7
Lifetime cumulative total return (since 8/1/78)			4,901.6

Total return measures both capital results (changes in net asset value) and income return (from dividends).
All returns assume reinvestment of all dividends and capital gain distributions.
[End Sidebar]

Among the positions we trimmed or eliminated were Procter & Gamble, pharmaceutical manufacturer Sanofi-aventis, cruise line operator Carnival and pharmaceutical distributor McKesson.

In uncertain markets like these, the global research resources of the fund’s investment adviser, Capital Research and Management Company, become especially important. They help us identify companies with positive prospects that may be trading at relative discounts. In the feature article that begins on page 6, we take a closer look at how our flexible investment mandate creates the opportunity to benefit from all types of market environments, including downturns.

An uncertain outlook

Looking ahead, it’s far from certain whether the subprime mortgage troubles have run their course. Should fallout continue, credit remain scarce and economies weaken further, the risk of a global slowdown and a recession in some countries is very real.

Mindful of these pitfalls, we will continue to be guided by our long-term, risk-sensitive approach as we build the fund’s portfolio one well-researched company at a time.

We thank you for your commitment to long-term investing.

Sincerely,

/s/ James F. Rothenberg
James F. Rothenberg
Vice Chairman

/s/ Dina N. Perry
Dina N. Perry
President

February 4, 2008

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown

The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became Fundamental Investors’ investment adviser — and December 31, 2007. The chart also shows how Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2007)*

	1 year	5 years	10 years

Class A shares	7.02%	16.46%	9.28%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.60%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 23 and 24 for details.

[begin mountain chart]

Year ended December 31	Fundamental Investors with dividends reinvested		S&P 500 with dividends reinvested	Lipper Growth and Income Funds Index with dividends reinvested	Fundamental Investors not including dividends		Consumer Price Index (inflation)
1978[6]	$10,000		$10,670	$10,369	$9,919		$10,000
	8,667		9,306	9,237	8,596		10,304
	9,155		9,762	9,684	8,947		10,304
1979	9,086		9,807	9,822	8,880		10,396
	10,823		11,769	11,995	10,310		11,674
	10,556		11,579	11,995	9,892		11,674
1980	9,625		10,627	11,317	8,907		11,842
	13,131		15,813	15,695	11,876		13,135
	12,807		15,336	15,386	11,390		13,135
1981	13,986		15,603	15,965	12,308		13,242
	11,906		13,172	14,172	10,243		14,307
	12,654		14,581	15,172	10,688		14,307
1982	10,593		12,625	14,274	8,947		14,353
	17,346		17,877	18,839	13,833		14,947
	16,957		17,723	18,839	13,522		14,855
1983	16,636		17,433	19,378	13,266		14,886
	21,599		22,491	23,277	16,721		15,419
	21,389		21,721	23,127	16,424		15,419
1984	22,004		19,933	21,038	16,896		15,510
	18,549		23,337	24,119	13,980		16,027
	22,621		23,083	24,119	16,759		16,027
1985	22,882		22,592	25,851	16,819		16,058
	29,736		30,417	31,006	21,355		16,636
	29,448		30,407	31,006	21,148		16,636
1986	31,766		29,286	31,537	22,665		16,530
	36,571		37,737	37,352	25,757		16,819
	35,941		36,082	36,472	25,151		16,819
1987	50,132		51,060	47,533	34,478		16,925
	33,691		34,314	35,112	23,002		17,565
	37,295		37,977	37,434	25,463		17,565
1988	36,464		37,293	39,236	24,895		17,610
	43,076		44,800	44,304	28,988		18,341
	43,246		44,267	44,304	28,561		18,341
1989	43,068		43,883	46,392	28,443		18,432
	58,786		58,837	55,358	38,138		19,193
	55,597		58,269	54,819	35,438		19,193
1990	60,265		61,897	55,785	37,947		19,391
	46,988		50,026	47,212	29,390		20,365
	52,130		56,457	51,534	32,180		20,365
1991	50,201		53,255	54,196	30,989		20,487
	67,947		73,620	65,836	40,940		20,989
	67,947		73,620	65,836	40,940		20,989
1992	66,472		70,130	65,763	39,828		21,020
	72,487		80,063	72,177	42,938		21,613
	74,871		79,222	72,177	44,059		21,598
1993	74,615		78,011	73,298	43,908		21,705
	88,379		87,854	82,730	51,169		22,192
	88,466		87,189	82,730	50,884		22,192
1994	91,634		90,223	79,545	52,706		22,253
	86,773		82,600	85,813	48,708		22,785
	89,641		88,336	82,387	50,319		22,785
1995	89,539		88,305	82,387	50,261		22,877
	119,498		122,408	108,087	66,056		23,394
	120,306		121,491	108,042	66,210		23,364
1996	117,715		118,049	105,553	64,784		23,501
	145,602		152,084	131,831	79,119		24,140
	144,352		149,367	130,379	78,143		24,140
1997	144,443		148,615	129,511	77,891		24,216
	189,427		201,641	167,437	101,423		24,597
	182,855		199,183	165,420	97,513		24,551
1998	212,584		190,410	190,194	112,606		24,597
	173,534		258,425	152,689	91,600		24,962
	213,421		256,100	187,884	112,292		24,947
1999	211,060		252,550	183,318	111,050		25,008
	258,554		309,980	214,455	134,742		25,616
	265,882		309,980	210,168	138,151		25,616
2000	293,957		322,882	191,317	151,363		25,693
	266,380		269,684	221,351	136,743		26,499
	277,235		281,766	210,997	142,315		26,484
2001	287,822		293,173	216,930	147,750		26,651
	211,970		207,919	166,373	107,718		27,139
	250,761		248,303	195,336	126,959		26,895
2002	260,698		253,587	201,690	131,491		26,956
	182,355		169,983	140,313	91,253		27,595
	207,271		193,447	160,381	102,816		27,534
2003	186,058		176,642	145,989	91,854		27,656
	273,523		248,903	204,175	133,434		28,189
	273,523		248,903	204,175	133,434		28,052
2004	264,555		240,252	199,152	128,624		28,189
	311,756		275,924	228,446	149,252		29,072
	311,563		275,970	228,113	149,159		28,965
2005	297,315		260,187	218,372	141,898		29,026
	352,458		294,796	246,907	167,197		30,320
	347,960		289,511	243,681	163,728		29,954
2006	354,244		286,100	242,646	165,717		30,183
	416,828		336,807	283,196	194,392		31,035
	414,904		335,199	281,615	192,480		30,715
2007	406,016		325,873	275,075	187,812		30,809
	490,222		374,990	312,492	225,499		31,990
	471,134	[1,3]	353,601	293,656	213,905	[1,4]	31,969	[5]

Year ended
December 31	1978[6]	1979	1980	1981	1982	1983	1984

Capital value
Dividends in cash	$ 216	405	553	580	634	594	556
Value at year-end[1]	$8,947	9,892	11,390	10,688	13,522	16,424	16,759

Total value
Dividends reinvested	$ 217	421	603	665	768	755	734
Value at year-end[1]	$9,155	10,556	12,807	12,654	16,957	21,389	22,621
Total return	(8.4)%	15.3	21.3	(1.2)	34.0	26.1	5.8

Year ended
December 31	1985	1986	1987	1988	1989	1990	1991

Capital value
Dividends in cash	582	636	717	895	1,225	1,058	904
Value at year-end[1]	21,148	25,151	25,463	28,561	35,438	32,180	40,940

Total value
Dividends reinvested	795	894	1,034	1,328	1,877	1,679	1,478
Value at year-end[1]	29,448	35,941	37,295	43,246	55,597	52,130	67,947
Total return	30.2	22.0	3.8	16.0	28.6	(6.2)	30.3

Year ended
December 31	1992	1993	1994	1995	1996	1997	1998

Capital value
Dividends in cash	988	1,084	1,238	1,160	1,196	1,351	1,428
Value at year-end[1]	44,059	50,884	50,319	66,210	78,143	97,513	112,292

Total value
Dividends reinvested	1,655	1,858	2,171	2,082	2,187	2,511	2,691
Value at year-end[1]	74,871	88,466	89,641	120,306	144,352	182,855	213,421
Total return	10.2	18.2	1.3	34.2	20.0	26.7	16.7

Year ended
December 31	1999	2000	2001	2002	2003	2004	2005

Capital value
Dividends in cash	1,578	1,716	1,844	2,289	1,850	2,590	2,729
Value at year-end[1]	138,151	142,315	126,959	102,816	133,434	149,159	163,728

Total value
Dividends reinvested	3,013	3,319	3,611	4,553	3,755	5,345	5,735
Value at year-end[1]	265,882	277,235	250,761	207,271	273,523	311,563	347,960
Total return	24.6	4.3	(9.6)	(17.3)	32.0	13.9	11.7

Year ended
December 31	2006	2007

Capital value
Dividends in cash	2,590	4,572
Value at year-end[1]	192,480	213,905[4]

Total value
Dividends reinvested	5,534	9,917
Value at year-end[1]	414,904	471,134[3]	Average annual total return for 29-1/2 years
Total return	19.2	13.6	14.0%[1]

1As outlined in the prospectus, the sales charge is reduced for accounts and aggregated investments of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]Includes reinvested dividends of $73,187 and reinvested capital gain distributions of $167,973.
[4]Includes reinvested capital gain distributions of $90,236 but does not reflect income dividends of $39,759 taken in cash.
[5]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged and includes reinvested distributions, but does not reflect the effect of sales charges, commissions or expenses.
[end mountain chart]

A flexible approach: Blending choices
from a broad investment universe

Adapting to a complex and evolving investment landscape requires what has long been a defining characteristic of Fundamental Investors’ approach: flexibility.

One key manifestation of that flexibility is choice: Rather than forcing portfolio counselors and investment analysts to select from stocks fitting a very specific profile, Fundamental Investors gives the men and women who manage the fund broad license to invest in a wide variety of companies they feel offer long-term opportunity. When blended together within the fund’s portfolio, these investments — primarily in large, established companies — represent a highly diverse collection of carefully chosen holdings.

In the following pages, we take a closer look at some of the forms this flexibility takes and how it serves investment professionals as they pursue the fund’s growth and income objectives. We also examine how Fundamental Investors’ method of investment management itself embodies a flexibility that has been instrumental to the fund’s long-term investment success.

Blending multiple perspectives in one fund

Perhaps the most important example of the fund’s flexibility can be found in its method of investment management. Known as the multiple portfolio counselor system, it allows for the incorporation of diverse views on markets and companies. Under this approach, fund assets are divided into slices — each of which is independently managed by one of the fund’s five portfolio counselors, who average over 29 years of investment industry experience. While the portfolio counselors remain focused on fund objectives, they have the autonomy to invest according to their unique outlooks and strongest convictions.

“When it comes to perspectives on financial markets, views on macroeconomic trends and affinities for companies, no two investment professionals think exactly alike. Yet with the multiple portfolio counselor system, a wide variety of ideas is welcome,” says Brady Enright, a portfolio counselor for the fund. “And if a counselor feels very strongly about a particular company but that view is not shared by his or her colleagues, it’s still possible for that company to be represented in the portfolio. Far from viewing these differences of opinion as problematic, we see them as one of the strengths of our approach since it means that the fund’s portfolio consists exclusively of companies that someone believes in strongly.”

Indeed, by design, the counselors who manage the fund represent a mix of backgrounds and viewpoints. One of the principal benefits of this blending of styles is that, historically, it has helped to smooth out the peaks and valleys of investing. That’s because certain market environments favor particular investing styles, so when one counselor’s approach is out of fashion, there is generally someone whose approach is better suited to current market conditions.

“History tells us that no one gets it right all the time,” observes Ron Morrow, another of the fund’s counselors. “But thanks to the diversity of investing opinions represented in the fund, it’s unlikely that we’re all going to be wrong at the same time.”

Flexibility within the tried and true

While flexibility is welcome and essential to successful investing, certain elements of a manager’s approach should remain unchanged. “One constant is our commitment to fundamental research aimed at identifying well-managed companies with solid long-term prospects,” explains Dina Perry, president of Fundamental Investors and one of its portfolio counselors. “Yet it’s important to recognize that research uncovers a different mix of investment opportunities from year to year and over the course of market cycles. We want to have the flexibility to select from the best of those opportunities.”

[photo – spools of various colored threads]

[Begin Sidebar]
Research uncovers a different mix of investment opportunities from year to year. The fund’s mandate gives investment professionals the flexibility to select from the best of them.
[End Sidebar]

[Begin Sidebar]
Most portfolio counselors lean toward value investing, but all feel it’s important to retain the ability to invest in companies that may have higher valuations if, based on long-term prospects, counselors feel those valuations are warranted.
[End Sidebar]

[photo – bowls of various spices]

While nurturing flexibility is the goal, parameters are important and delineating them correctly is crucial. If drawn too narrowly, they can limit fund managers from selecting the best opportunities available in the market at a given time. If constructed too broadly, manager focus may suffer and shareholder objectives could be compromised. The fund’s approach to its income objective offers an example of how the fund strikes a balance.

Setting an income target

As a growth-and-income fund, Fundamental Investors seeks to provide shareholders with regular quarterly income. The money for these payouts comes from dividends paid by the companies in which the fund invests. Mindful of this goal, investment professionals naturally maintain a focus on investing in dividend-paying companies. Yet the fund stops well short of imposing strict guidelines on the types of companies in which portfolio counselors can invest.

“We don’t have a hard and fast rule stating that every company the fund invests in must pay a dividend. Instead, we have a yield target, meaning that the overall mix of companies in the fund’s portfolio must produce a certain level of income. We set a goal but don’t tell people how to reach it,” notes Dina. “Instead, we grant flexibility to a highly experienced group of portfolio counselors who have different styles and take different paths to fund objectives. Being overly rigid would limit their choices.”

Ron’s approach to building his portfolio illustrates how flexibility frees him up to invest in companies he strongly believes in while also meeting the fund’s yield target. “I tend to concentrate my portfolio in certain industries, and it’s sometimes the case that company yields within one of my industry concentrations are low. But I’m still able to reach my yield target by blending those lower yielding holdings with attractive companies from another sector that offers higher yields. The ability to meet the income objective by blending companies with different yield profiles allows me to build my portfolio with higher conviction investments.”

What is a growth company?

The same flexible approach that aids investment professionals in meeting the fund’s income objective helps them as they strive to reach another key goal: capital appreciation.

In pursuit of this goal, some funds limit their investment universe to so-called growth stocks — those with relatively high price-to-earnings or price-to-book ratios — on the theory that these companies are growing their business at an above-average rate and their stocks will continue to gain in value. Other funds have more of a value bent and seek stocks with relatively low valuation ratios, reasoning that many companies the market is undervaluing may be poised for a comeback. Yet narrowing the investment universe to companies with specific valuation characteristics necessarily means having a smaller pool from which to choose.

“We always pay attention to company valuations and, in practice, most of us lean toward value investing,” observes Brady. “But we feel it’s important to retain the ability to invest in companies that may have higher valuations if, based on long-term prospects, we feel they are warranted.”

“Capital appreciation comes in more than one form. Stocks of companies that have experienced significant price appreciation are often those headed higher still, provided their earnings continue to grow. But it’s also the case that many companies that have fallen out of favor or been in distress are on the mend and set to rebound,” adds Dina. “While the market does not label them as growth stocks, some out-of-favor holdings have a great deal of upside. These types of investments have long been a staple of Fundamental Investors’ portfolio as well as significant contributors to the fund’s capital appreciation objective.”

Looking beyond our borders

While the United States remains the primary hunting ground for fund investments, worldwide growth in capital markets continues to create significant opportunity beyond our shores. As a result, over the past few years, the fund has increased the percentage of assets that can be invested outside the United States and Canada to 30%.

This geographic flexibility has served the fund well in recent years when many European companies offered particularly appealing growth prospects at lower relative valuations. It was also critical during the tech boom of the late 1990s, when U.S. companies were placing less importance on returning cash to shareholders through dividends and greater emphasis on using it for often expensive acquisitions or infrastructure projects.

[Begin Sidebar]
Responding to global growth

More than half the world’s investment opportunities lie outside the United States. The table below shows the percentage of global market capitalization made up by various countries and regions. Over the years, Fundamental Investors has gradually increased its ability to invest beyond our shores. Currently, the fund can invest up to 30% of assets outside the United States and Canada. Expanding the fund’s investment universe gives portfolio counselors and investment analysts more choices and added flexibility as they pursue opportunity in an increasingly global economy.

Percent of global market capitalization
[begin pie chart]
As of 12/31/07

United States	42%
Europe	30
Developing markets	11
Japan	9
Pacific (excluding Japan)	4
Canada	4
Global market capitalization as a percentage of the MSCI All Country World Index.
[end pie chart]
[End Sidebar]

[photo – bolts of various solid colored fabrics]

[Begin Sidebar]
While the United States remains the primary hunting ground for fund investments, thanks to its flexible mandate, Fundamental Investors is able to seek opportunity beyond our shores.
[End Sidebar]

[Begin Sidebar]
The ability to pursue a firm belief in a macroeconomic trend means seeking out those companies — wherever they may be domiciled — best positioned to benefit from changes.
[End Sidebar]

[photo – cubes with various colored pencils]

“The declining yields that were increasingly common here were not as pronounced in Europe,” says portfolio counselor Mike Kerr. “If the fund’s investment parameters had prevented us from looking beyond the United States, we might have felt pressured to invest in domestic stocks with higher yields but poorer fundamentals. As it was, we were able to find opportunities overseas that offered healthy dividends and strong business prospects.”

An expansive investment universe means Fundamental Investors is able to tap into the global resources of Capital Research and Management Company, the fund’s investment adviser. Capital maintains research offices worldwide, and each year investment analysts make thousands of research visits to dozens of countries.

“Having people on the ground all over the world — in Asia, in Europe, in Latin America — gives us a healthy inventory of ideas in markets where there is opportunity,” explains Brady. “And having a broad mandate allows us to benefit from what our research uncovers there.”

Broadening opportunity

With the economy becoming increasingly global and integrated, the ability to pursue a firm belief in a macroeconomic trend means seeking out those companies — wherever they may be domiciled —best positioned to benefit from changes.

In recent years, Fundamental Investors’ ability to invest outside the United States was instrumental in positioning the fund to benefit from a number of trends at the center of the global economic expansion.

“Several of the fund’s portfolio counselors strongly believed that economic growth in the developing world — particularly India and China — would sharply increase global demand for commodities and energy. Naturally, we felt that the heightened demand would translate into increased profitability and higher stock prices for many producers,” notes Mike. “Yet as we looked at the natural resources area, it was clear that many of the highest quality companies were outside the United States. Not to mention the fact that, in the case of the mining industry, there are actually relatively few U.S. companies in which to invest. Rather than being shut out of those opportunities, we were able to make significant investments that have paid off handsomely for the fund.”

Another layer of flexibility

Adding further diversity to the fund is a portion of assets managed solely by our investment analysts. Known as the Research Portfolio or RP, it allows the fund’s analysts to invest in those companies within their coverage area that they believe in most strongly. In addition to being a historically substantial contributor to fund results, the RP can be a strong signaling mechanism to counselors.

“An analyst’s decision to invest in a company adds weight to his or her investment recommendation, so portfolio counselors pay considerable attention to the choices they make,” says Dina. “The RP is yet another manifestation of the fund’s ability to blend in a wide variety of ideas and a key part of the flexibility that has helped the fund’s shareholders reach their long-term investing goals.”

[Begin Sidebar]
One fund, many styles

The diverse blend of more than 200 companies that comprises Fundamental Investors’ portfolio owes itself to two factors: an expansive investment universe made possible by a broad and flexible mandate, and an investment method — the multiple portfolio counselor system — that accommodates and encourages a variety of investment styles. A brief look at the individual approaches of the five portfolio counselors — who average over 29 years of investment experience — underscores the fund’s flexibility in incorporating a range of outlooks.

[photo – Dina Perry]

Dina Perry

Dina’s approach to building her portfolio is rooted in her background as an economist. She begins her investment process by formulating a view on the economic outlook for the coming months and years, then looks for companies and sectors she thinks will benefit from that outcome. Her portfolio typically incorporates many out-of-favor stocks as well as cyclicals — companies strongly influenced by broader economic trends.

[Photo – Jim Drasdo]

Jim Drasdo

The fund’s longest tenured portfolio counselor, Jim emphasizes low valuations while also pursuing what he calls a “thematic” approach. He is more likely to develop an investment theme by reading newspapers than research reports — observing where the world is headed and investing around those trends. Recently, he has focused largely on companies supplying energy, food and materials to Asia, which has become a nexus of economic activity.

[photo - Mike Kerr]

Mike Kerr

His training as a geophysicist, experience in the oil and gas industry and tenure as an energy analyst have given Mike a deep knowledge of the energy and commodities sectors, areas of focus in recent years. Mike pays close attention to macroeconomic factors, but strongly believes in a bottom-up approach and will invest in attractively valued, well-managed companies even if they don’t fit in with his overall outlook on the economy or industry.

[photo - Ron Morrow]

Ron Morrow

Ron often employs a “barbell” strategy when building his portfolio, typically concentrating his investments in a pair of areas. Befitting his background as a consumer products analyst, one emphasis is generally in that sector. The other portion is typically invested in an industry with above-average growth rates resulting from cyclical economic factors. In recent years, that has meant significant holdings in mining and energy companies.

[photo – Brady Enright]

Brady Enright

Like many of his colleagues, Brady began his career as an investment analyst. But rather than focusing on a specific industry, he functioned as a generalist. This experience shaped his belief that good investment ideas come in all shapes and sizes, a principle he puts to work as a portfolio counselor. He typically focuses less on macroeconomic factors, instead seeking companies with business prospects he believes the market is underestimating.
[End Sidebar]

Summary investment portfolio, December 31, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Energy	14.81%
Industrials	14.08
Information technology	12.91
Materials	9.88
Consumer discretionary	8.93
Other industries	30.81
Short-term securities & other assets less liabilities	8.58
[end pie chart]

Country diversification	(percent of net assets)
United States	62.6%
Euro zone *	9.9
Canada	6.7
Japan	2.8
Switzerland	2.6
United Kingdom	2.6
Other countries	4.2
Short-term securities & other assets less liabilities	8.6

* Countries using the euro as a common currency; those represented in the fund's portfolio are Finland, France, Germany, Ireland, Italy and the Netherlands.

	Shares	Market value (000)	Percent of net assets

Common stocks - 91.42%

Energy - 14.81%
Suncor Energy Inc.	18,626,627	$2,024,984	4.02%
CONSOL Energy Inc. (1)	7,400,000	529,248	1.05
Occidental Petroleum Corp.	6,404,244	493,063	.98
Tenaris SA (ADR)	10,135,000	453,339	.90
Murphy Oil Corp.	4,343,636	368,514	.73
Chevron Corp.	3,185,674	297,319	.59
StatoilHydro ASA (2)	6,621,848	204,729
StatoilHydro ASA (ADR)	3,017,700	92,100	.59
Royal Dutch Shell PLC, Class A (ADR)	3,500,000	294,700	.58
Other securities		2,706,026	5.37
		7,464,022	14.81

Industrials - 14.08%
Deere & Co.	10,320,000	960,998	1.91
Caterpillar Inc.	7,950,000	576,852	1.14
General Electric Co.	15,250,000	565,317	1.12
Union Pacific Corp.	3,200,000	401,984	.80
Emerson Electric Co.	6,800,000	385,288	.76
Northrop Grumman Corp.	4,166,243	327,633	.65
Parker Hannifin Corp.	4,200,000	316,302	.63
General Dynamics Corp.	3,545,800	315,541	.63
Deutsche Post AG (2)	8,945,000	305,274	.61
Schneider Electric SA (2)	2,071,575	276,587	.55
Other securities		2,659,754	5.28
		7,091,530	14.08

Information technology - 12.91%
Nokia Corp. (2)	18,900,000	726,664
Nokia Corp. (ADR)	10,987,000	421,791	2.28
Oracle Corp. (3)	35,790,500	808,150	1.60
Microsoft Corp.	21,165,000	753,474	1.50
Texas Instruments Inc.	10,025,000	334,835	.67
International Business Machines Corp.	3,000,000	324,300	.64
Google Inc., Class A (3)	455,000	314,623	.62
Other securities		2,818,992	5.60
		6,502,829	12.91

Materials - 9.88%
Mosaic Co. (3)	6,000,000	566,040	1.12
Syngenta AG (2)	2,117,750	536,640	1.07
Rohm and Haas Co.	8,607,300	456,789	.91
Bayer AG, non-registered shares (2)	3,688,000	335,757	.67
Alcoa Inc.	7,650,000	279,608	.55
Other securities		2,803,491	5.56
		4,978,325	9.88

Consumer discretionary - 8.93%
Lowe's Companies, Inc.	19,610,000	443,578	.88
Target Corp.	7,840,000	392,000	.78
Other securities		3,661,877	7.27
		4,497,455	8.93

Financials - 8.40%
Fannie Mae	15,040,100	601,303	1.20
U.S. Bancorp	12,975,000	411,826	.82
Citigroup Inc.	12,680,000	373,299	.74
Freddie Mac	6,690,000	227,928	.45
Other securities		2,615,570	5.19
		4,229,926	8.40

Health care - 7.93%
Merck & Co., Inc.	13,600,000	790,296	1.57
Roche Holding AG (2)	4,575,000	787,042	1.56
Eli Lilly and Co.	7,670,000	409,501	.81
Other securities		2,006,786	3.99
		3,993,625	7.93

Consumer staples - 5.67%
Altria Group, Inc.	9,624,800	727,442	1.44
Coca-Cola Co.	9,400,000	576,878	1.15
PepsiCo, Inc.	4,400,000	333,960	.66
Other securities		1,219,212	2.42
		2,857,492	5.67

Telecommunication services - 4.04%
AT&T Inc.	15,912,500	661,324	1.31
Verizon Communications Inc.	7,950,000	347,335	.69
KDDI Corp. (2)	41,000	304,477	.61
Vodafone Group PLC (2)	75,283,000	279,636
Vodafone Group PLC (ADR)	221,700	8,274	.57
Other securities		434,039	.86
		2,035,085	4.04

Utilities - 2.85%
Exelon Corp.	3,545,000	289,414	.57
Other securities		1,148,943	2.28
		1,438,357	2.85

MISCELLANEOUS - 1.92%
Other common stocks in initial period of acquisition		965,749	1.92

Total common stocks (cost: $33,657,009,000)		46,054,395	91.42

	Principal amount (000)	Market value (000)	Percent of net assets
Short-term securities - 8.33%

Federal Home Loan Bank 4.16%-4.35% due 1/18-6/18/2008	$734,710	$730,128	1.45%
Procter & Gamble International 4.23%-4.75% due 1/4-3/14/2008 (4)	379,431	377,629	.75
Freddie Mac 4.175%-4.335% due 1/22-4/25/2008	368,300	366,212	.72
Fannie Mae 4.13%-4.28% due 1/17-3/12/2008	234,600	233,453	.46
General Electric Capital Corp. 4.15%-4.52% due 1/2-2/13/2008	88,000	87,690
Edison Asset Securitization LLC 4.49% due 3/13/2008 (4)	75,000	74,190	.32
Coca-Cola Co. 4.46%-4.63% due 1/18-2/29/2008 (4)	45,100	44,813	.09
AT&T Inc. 4.50% due 1/17/2008 (4)	25,000	24,947	.05
Caterpillar Financial Services Corp. 4.20% due 2/19/2008	15,100	15,012	.03
John Deere Capital Corp. 4.50% due 2/19/2008 (4)	13,900	13,805	.03
Other securities		2,230,803	4.43

Total short-term securities (cost: $4,198,727,000)		4,198,682	8.33

Total investment securities (cost: $37,855,736,000)		50,253,077	99.75
Other assets less liabilities		123,984	.25

Net assets		$50,377,061	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The market value of the fund's holdings in affiliated companies is included in "Other securities"
under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 12/31/07 (000)

Corporate Executive Board Co.	-	2,304,200	-	2,304,200	$1,512	$138,482
C&C Group PLC (2)	8,552,418	7,502,629	-	16,055,047	5,023	95,802
Comverse Technology, Inc. (3) (5) (6)	8,003,677	5,126,323	5,445,530	7,684,470	-	-
					$6,535	$234,284

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 10/2/2003 at a cost of $67,784,000) may be subject to legal or contractual restrictions on resale.

(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities , including those in "Miscellaneous" and "Other securities," was $9,448,855,000.

(3) Security did not produce income during the last 12 months.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities , including those in "Other securities," was $1,900,480,000, which represented 3.77% of the net assets of the fund.

(5) This security was in its initial period of acquisition at 12/31/2006 and was not publicly disclosed.
(6) Unaffiliated issuer at 12/31/2007.

ADR = American Depositary Receipts

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $37,568,261)	$50,018,793
Affiliated issuers (cost: $287,475)	234,284	$50,253,077
Cash denominated in currencies other than U.S. dollars
(cost: $680)		694
Cash		162
Receivables for:
Sales of investments	28,897
Sales of fund's shares	209,669
Dividends and interest	59,105	297,671
		50,551,604
Liabilities:
Payables for:
Purchases of investments	63,481
Repurchases of fund's shares	81,009
Investment advisory services	9,674
Services provided by affiliates	17,462
Directors' deferred compensation	2,562
Other	355	174,543
Net assets at December 31, 2007		$50,377,061

Net assets consist of:
Capital paid in on shares of capital stock		$37,492,519
Undistributed net investment income		179,577
Undistributed net realized gain		307,650
Net unrealized appreciation		12,397,315
Net assets at December 31, 2007		$50,377,061

Total authorized capital stock - 1,500,000 shares, $1.00 par value ( 1,187,157 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (*)

Class A	$38,877,046	915,826	$42.45
Class B	1,666,590	39,352	42.35
Class C	2,052,584	48,516	42.31
Class F	3,234,681	76,232	42.43
Class 529-A	642,753	15,152	42.42
Class 529-B	80,239	1,892	42.41
Class 529-C	195,311	4,607	42.40
Class 529-E	29,007	684	42.40
Class 529-F	20,338	480	42.39
Class R-1	57,315	1,355	42.31
Class R-2	470,915	11,133	42.30
Class R-3	1,156,864	27,300	42.38
Class R-4	879,581	20,751	42.39
Class R-5	1,013,837	23,877	42.46
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $45.04 and $45.01, respectively.

See Notes to Financial Statements

Statement of operations	(dollars in thousands)
for the year ended December 31, 2007
Investment income:
Income:
Dividends (net of non-U.S. taxes of $20,913;
also includes $6,535 from affiliates)	$1,232,429
Interest	125,436	$1,357,865

Fees and expenses(*):
Investment advisory services	115,799
Distribution services	138,432
Transfer agent services	32,727
Administrative services	11,408
Reports to shareholders	1,258
Registration statement and prospectus	1,525
Postage, stationery and supplies	2,985
Directors' compensation	728	rd
Auditing and legal	128	rd
Custodian	1,237
State and local taxes	1
Other	140
Total fees and expenses before reimbursements/waivers	306,368
Less reimbursements/waivers of fees and expenses:
Investment advisory services	11,580
Administrative services	116
Total fees and expenses after reimbursements/waivers		294,672
Net investment income		1,063,193

Net realized gain and unrealized appreciation on
investments and currency:
Net realized gain (loss) on:
Investments (including $7,118 net gain from affiliates)	2,688,176
Currency transactions	(1,787)	2,686,389
Net unrealized appreciation (depreciation) on:
Investments	1,808,549
Currency translations	(159)	1,808,390
Net realized gain and unrealized appreciation
on investments and currency		4,494,779
Net increase in net assets resulting
from operations		$5,557,972

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31
	2007	2006
Operations:
Net investment income	$1,063,193	$515,580
Net realized gain on investments and
currency transactions	2,686,389	1,740,056
Net unrealized appreciation
on investments and currency translations	1,808,390	3,593,171
Net increase in net assets
resulting from operations	5,557,972	5,848,807

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gain	(998,744)	(473,267)

Distributions from net realized gain on investments	(2,310,752)	(1,471,900)

Total dividends and distributions paid to shareholders	(3,309,496)	(1,945,167)

Net capital share transactions	8,940,644	7,151,659

Total increase in net assets	11,189,120	11,055,299

Net assets:
Beginning of year	39,187,941	28,132,642
End of year (including undistributed net investment
income: $179,577 and $117,249, respectively)	$50,377,061	$39,187,941

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation– Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2.	Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to taxes in those countries. The fund records a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities. For the year ended December 31, 2007, there were no non-U.S. taxes paid on realized gains. As of December 31, 2007, there were no non-U.S. taxes provided on unrealized gains.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended December 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2005.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2007, the fund reclassified $1,787,000 from undistributed net investment income to undistributed net realized gain and $334,000 from undistributed net income and $121,248,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$183,197
Post-October currency loss deferrals (realized during the period November 1, 2007, through December 31, 2007)*	<1,058>
Undistributed long-term capital gain	316,213
Gross unrealized appreciation on investment securities	14,715,466
Gross unrealized depreciation on investment securities	<2,326,688>
Net unrealized appreciation on investment securities	12,388,778
Cost of investment securities	37,864,299

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2007			Year ended December 31, 2006
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$809,465	$1,788,460	$2,597,925	$415,933	$1,209,190	$1,625,123
Class B	23,044	76,989	100,033	8,802	53,464	62,266
Class C	26,701	93,931	120,632	7,248	51,882	59,130
Class F	61,524	146,701	208,225	18,703	68,161	86,864
Class 529-A	12,265	29,043	41,308	4,668	15,407	20,075
Class 529-B	998	3,671	4,669	294	2,243	2,537
Class 529-C	2,393	8,837	11,230	603	4,713	5,316
Class 529-E	487	1,322	1,809	180	752	932
Class 529-F	404	908	1,312	130	417	547
Class R-1	710	2,590	3,300	113	882	995
Class R-2	6,021	21,466	27,487	1,503	10,912	12,415
Class R-3	18,381	52,112	70,493	4,196	19,585	23,781
Class R-4	16,207	39,566	55,773	4,339	16,233	20,572
Class R-5	20,144	45,156	65,300	6,555	18,059	24,614
Total	$998,744	$2,310,752	$3,309,496	$473,267	$1,471,900	$1,945,167

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.234% on such assets in excess of $44 billion. The board of directors approved an amended agreement effective September 1, 2007, decreasing the annual rate on net assets in excess of $55 billion from a rate of 0.234% to a rate of 0.232%. CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2007, total investment advisory services fees waived by CRMC were $11,580,000. As a result, the fee shown on the accompanying financial statements of $115,799,000, which was equivalent to an annualized rate of 0.254%, was reduced to $104,219,000, or 0.228% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2007, the total administrative services fees paid by CRMC were $1,000 and $115,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$86,166	$31,392	Not applicable	Not applicable	Not applicable
Class B	15,767	1,335	Not applicable	Not applicable	Not applicable
Class C	17,479	Included in administrative services	$2,137	$249	Not applicable
Class F	6,255		2,003	202	Not applicable
Class 529-A	1,018		473	57	$535
Class 529-B	716		63	14	72
Class 529-C	1,636		145	29	164
Class 529-E	126		22	3	25
Class 529-F	-		14	2	16
Class R-1	385		44	23	Not applicable
Class R-2	2,942		565	1,163	Not applicable
Class R-3	4,268		1,224	488	Not applicable
Class R-4	1,674		927	32	Not applicable
Class R-5	Not applicable		701	16	Not applicable
Total	$138,432	$32,727	$8,318	$2,278	$812

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $728,000, shown on the accompanying financial statements, includes $439,000 in current fees (either paid in cash or deferred) and a net increase of $289,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2007
Class A	$6,456,455	150,249	$2,483,027	58,072	$(4,147,003)	(96,202)	$4,792,479	112,119
Class B	235,580	5,496	96,689	2,265	(166,258)	(3,864)	166,011	3,897
Class C	687,356	16,009	116,095	2,721	(205,156)	(4,780)	598,295	13,950
Class F	1,620,221	37,361	185,210	4,331	(467,079)	(10,793)	1,338,352	30,899
Class 529-A	195,316	4,545	41,303	966	(30,624)	(708)	205,995	4,803
Class 529-B	15,494	361	4,669	109	(3,171)	(73)	16,992	397
Class 529-C	63,670	1,483	11,229	263	(12,819)	(297)	62,080	1,449
Class 529-E	7,666	179	1,809	42	(1,862)	(43)	7,613	178
Class 529-F	9,733	225	1,312	31	(2,366)	(55)	8,679	201
Class R-1	40,043	927	3,279	77	(10,137)	(236)	33,185	768
Class R-2	238,540	5,572	27,471	644	(101,887)	(2,364)	164,124	3,852
Class R-3	733,841	17,019	70,429	1,648	(193,827)	(4,485)	610,443	14,182
Class R-4	506,361	11,794	55,763	1,306	(143,084)	(3,308)	419,040	9,792
Class R-5	547,603	12,544	63,750	1,490	(93,997)	(2,173)	517,356	11,861
Total net increase
(decrease)	$11,357,879	263,764	$3,162,035	73,965	$(5,579,270)	(129,381)	$8,940,644	208,348

Year ended December 31, 2006
Class A	$5,807,510	150,813	$1,556,073	39,076	$(2,898,417)	(75,162)	$4,465,166	114,727
Class B	242,131	6,302	60,167	1,507	(123,484)	(3,209)	178,814	4,600
Class C	551,355	14,335	57,032	1,428	(122,224)	(3,178)	486,163	12,585
Class F	1,130,387	29,210	74,949	1,878	(172,348)	(4,462)	1,032,988	26,626
Class 529-A	144,288	3,732	20,072	504	(16,375)	(422)	147,985	3,814
Class 529-B	13,817	359	2,537	63	(1,745)	(45)	14,609	377
Class 529-C	46,215	1,198	5,315	132	(7,072)	(183)	44,458	1,147
Class 529-E	6,630	172	932	24	(651)	(17)	6,911	179
Class 529-F	5,683	146	547	14	(708)	(18)	5,522	142
Class R-1	14,244	369	983	24	(4,185)	(109)	11,042	284
Class R-2	147,153	3,832	12,407	310	(48,232)	(1,252)	111,328	2,890
Class R-3	325,070	8,397	23,740	595	(80,993)	(2,087)	267,817	6,905
Class R-4	234,425	5,947	20,545	515	(50,824)	(1,308)	204,146	5,154
Class R-5	187,718	4,875	23,765	597	(36,773)	(950)	174,710	4,522
Total net increase
(decrease)	$8,856,626	229,687	$1,859,064	46,667	$(3,564,031)	(92,402)	$7,151,659	183,952

(*) Includes exchanges between share classes of the fund.

6.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $15,878,492,000 and $11,740,499,000, respectively, during the year ended December 31, 2007.

Financial highlights

		Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income (2)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (3) (4)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (4)	Ratio of net income to average net assets (2)(4)
Class A:
Year ended 12/31/2007	$40.05	$1.03	$4.39	$5.42	$(.95)	$(2.07)	$(3.02)	$42.45	13.55%	$38,877	.60%	.57%	2.40%
Year ended 12/31/2006	35.40	.62	6.16	6.78	(.56)	(1.57)	(2.13)	40.05	19.24	32,187	.61	.58	1.60
Year ended 12/31/2005	32.25	.58	3.16	3.74	(.59)	-	(.59)	35.40	11.68	24,390	.62	.60	1.75
Year ended 12/31/2004	28.85	.61	3.35	3.96	(.56)	-	(.56)	32.25	13.91	21,543	.63	.63	2.05
Year ended 12/31/2003	22.23	.50	6.52	7.02	(.40)	-	(.40)	28.85	31.96	19,212	.66	.66	2.08
Class B:
Year ended 12/31/2007	39.96	.70	4.38	5.08	(.62)	(2.07)	(2.69)	42.35	12.70	1,667	1.36	1.33	1.63
Year ended 12/31/2006	35.33	.32	6.14	6.46	(.26)	(1.57)	(1.83)	39.96	18.33	1,417	1.38	1.35	.83
Year ended 12/31/2005	32.19	.33	3.15	3.48	(.34)	-	(.34)	35.33	10.84	1,090	1.39	1.36	.99
Year ended 12/31/2004	28.80	.38	3.35	3.73	(.34)	-	(.34)	32.19	13.03	971	1.40	1.39	1.29
Year ended 12/31/2003	22.19	.31	6.51	6.82	(.21)	-	(.21)	28.80	30.97	836	1.44	1.44	1.30
Class C:
Year ended 12/31/2007	39.92	.70	4.36	5.06	(.60)	(2.07)	(2.67)	42.31	12.65	2,053	1.41	1.38	1.62
Year ended 12/31/2006	35.30	.30	6.13	6.43	(.24)	(1.57)	(1.81)	39.92	18.23	1,380	1.43	1.41	.77
Year ended 12/31/2005	32.17	.30	3.15	3.45	(.32)	-	(.32)	35.30	10.76	776	1.45	1.43	.91
Year ended 12/31/2004	28.78	.37	3.34	3.71	(.32)	-	(.32)	32.17	12.96	566	1.47	1.46	1.24
Year ended 12/31/2003	22.17	.30	6.51	6.81	(.20)	-	(.20)	28.78	30.93	413	1.50	1.50	1.23
Class F:
Year ended 12/31/2007	40.03	1.06	4.36	5.42	(.95)	(2.07)	(3.02)	42.43	13.55	3,235	.61	.58	2.45
Year ended 12/31/2006	35.39	.62	6.15	6.77	(.56)	(1.57)	(2.13)	40.03	19.21	1,815	.61	.58	1.58
Year ended 12/31/2005	32.24	.57	3.16	3.73	(.58)	-	(.58)	35.39	11.64	662	.66	.63	1.71
Year ended 12/31/2004	28.84	.59	3.35	3.94	(.54)	-	(.54)	32.24	13.84	463	.70	.70	2.02
Year ended 12/31/2003	22.22	.49	6.52	7.01	(.39)	-	(.39)	28.84	31.92	311	.71	.71	2.02
Class 529-A:
Year ended 12/31/2007	40.02	1.03	4.36	5.39	(.92)	(2.07)	(2.99)	42.42	13.49	643	.66	.64	2.37
Year ended 12/31/2006	35.38	.60	6.15	6.75	(.54)	(1.57)	(2.11)	40.02	19.16	414	.66	.63	1.55
Year ended 12/31/2005	32.24	.55	3.15	3.70	(.56)	-	(.56)	35.38	11.60	231	.70	.67	1.66
Year ended 12/31/2004	28.84	.59	3.34	3.93	(.53)	-	(.53)	32.24	13.77	146	.73	.72	2.00
Year ended 12/31/2003	22.22	.50	6.52	7.02	(.40)	-	(.40)	28.84	31.99	88	.68	.68	2.03
Class 529-B:
Year ended 12/31/2007	40.01	.66	4.38	5.04	(.57)	(2.07)	(2.64)	42.41	12.57	80	1.48	1.46	1.53
Year ended 12/31/2006	35.37	.27	6.16	6.43	(.22)	(1.57)	(1.79)	40.01	18.18	60	1.50	1.47	.71
Year ended 12/31/2005	32.23	.27	3.16	3.43	(.29)	-	(.29)	35.37	10.66	40	1.54	1.52	.82
Year ended 12/31/2004	28.83	.33	3.35	3.68	(.28)	-	(.28)	32.23	12.83	29	1.59	1.59	1.13
Year ended 12/31/2003	22.22	.27	6.52	6.79	(.18)	-	(.18)	28.83	30.74	19	1.61	1.61	1.10
Class 529-C:
Year ended 12/31/2007	40.00	.67	4.37	5.04	(.57)	(2.07)	(2.64)	42.40	12.58	195	1.48	1.45	1.56
Year ended 12/31/2006	35.37	.28	6.14	6.42	(.22)	(1.57)	(1.79)	40.00	18.16	126	1.49	1.47	.71
Year ended 12/31/2005	32.23	.27	3.16	3.43	(.29)	-	(.29)	35.37	10.68	71	1.53	1.51	.83
Year ended 12/31/2004	28.83	.34	3.34	3.68	(.28)	-	(.28)	32.23	12.84	45	1.58	1.58	1.14
Year ended 12/31/2003	22.22	.27	6.52	6.79	(.18)	-	(.18)	28.83	30.75	27	1.60	1.60	1.11
Class 529-E:
Year ended 12/31/2007	40.00	.88	4.38	5.26	(.79)	(2.07)	(2.86)	42.40	13.14	29	.97	.95	2.05
Year ended 12/31/2006	35.36	.48	6.15	6.63	(.42)	(1.57)	(1.99)	40.00	18.80	20	.97	.95	1.23
Year ended 12/31/2005	32.23	.44	3.15	3.59	(.46)	-	(.46)	35.36	11.24	12	1.02	.99	1.34
Year ended 12/31/2004	28.83	.49	3.35	3.84	(.44)	-	(.44)	32.23	13.40	7	1.06	1.05	1.66
Year ended 12/31/2003	22.21	.40	6.52	6.92	(.30)	-	(.30)	28.83	31.42	4	1.08	1.08	1.61

Class 529-F:
Year ended 12/31/2007	$40.00	$1.13	$4.33	$5.46	$(1.00)	$(2.07)	$(3.07)	$42.39	13.69%	$20	.47%	.45%	2.62%
Year ended 12/31/2006	35.36	.67	6.15	6.82	(.61)	(1.57)	(2.18)	40.00	19.40	11	.47	.45	1.73
Year ended 12/31/2005	32.22	.59	3.15	3.74	(.60)	-	(.60)	35.36	11.68	5	.58	.56	1.76
Year ended 12/31/2004	28.82	.58	3.33	3.91	(.51)	-	(.51)	32.22	13.73	2	.81	.80	1.95
Year ended 12/31/2003	22.22	.45	6.52	6.97	(.37)	-	(.37)	28.82	31.72	1	.82	.82	1.81
Class R-1:
Year ended 12/31/2007	39.93	.72	4.33	5.05	(.60)	(2.07)	(2.67)	42.31	12.62	57	1.44	1.42	1.67
Year ended 12/31/2006	35.31	.29	6.13	6.42	(.23)	(1.57)	(1.80)	39.93	18.19	23	1.47	1.43	.74
Year ended 12/31/2005	32.18	.29	3.16	3.45	(.32)	-	(.32)	35.31	10.74	11	1.50	1.46	.88
Year ended 12/31/2004	28.79	.37	3.33	3.70	(.31)	-	(.31)	32.18	12.92	6	1.53	1.49	1.26
Year ended 12/31/2003	22.19	.27	6.54	6.81	(.21)	-	(.21)	28.79	30.90	2	1.70	1.50	1.08
Class R-2:
Year ended 12/31/2007	39.92	.70	4.34	5.04	(.59)	(2.07)	(2.66)	42.30	12.61	471	1.46	1.40	1.62
Year ended 12/31/2006	35.29	.30	6.14	6.44	(.24)	(1.57)	(1.81)	39.92	18.26	291	1.54	1.41	.77
Year ended 12/31/2005	32.17	.30	3.14	3.44	(.32)	-	(.32)	35.29	10.73	155	1.64	1.43	.91
Year ended 12/31/2004	28.77	.38	3.34	3.72	(.32)	-	(.32)	32.17	13.02	93	1.76	1.45	1.29
Year ended 12/31/2003	22.18	.30	6.51	6.81	(.22)	-	(.22)	28.77	30.93	45	1.94	1.46	1.19
Class R-3:
Year ended 12/31/2007	39.98	.92	4.34	5.26	(.79)	(2.07)	(2.86)	42.38	13.17	1,157	.97	.94	2.12
Year ended 12/31/2006	35.35	.47	6.14	6.61	(.41)	(1.57)	(1.98)	39.98	18.75	525	.99	.96	1.21
Year ended 12/31/2005	32.21	.45	3.16	3.61	(.47)	-	(.47)	35.35	11.26	220	1.01	.98	1.35
Year ended 12/31/2004	28.82	.50	3.33	3.83	(.44)	-	(.44)	32.21	13.41	125	1.05	1.04	1.69
Year ended 12/31/2003	22.21	.40	6.52	6.92	(.31)	-	(.31)	28.82	31.45	66	1.10	1.08	1.60
Class R-4:
Year ended 12/31/2007	39.99	1.05	4.34	5.39	(.92)	(2.07)	(2.99)	42.39	13.51	879	.66	.64	2.42
Year ended 12/31/2006	35.36	.59	6.14	6.73	(.53)	(1.57)	(2.10)	39.99	19.12	438	.67	.65	1.52
Year ended 12/31/2005	32.22	.55	3.16	3.71	(.57)	-	(.57)	35.36	11.61	205	.69	.66	1.66
Year ended 12/31/2004	28.83	.60	3.33	3.93	(.54)	-	(.54)	32.22	13.85	80	.69	.69	2.04
Year ended 12/31/2003	22.21	.48	6.53	7.01	(.39)	-	(.39)	28.83	31.91	48	.71	.71	1.94
Class R-5:
Year ended 12/31/2007	40.06	1.18	4.34	5.52	(1.05)	(2.07)	(3.12)	42.46	13.81	1,014	.37	.34	2.73
Year ended 12/31/2006	35.41	.71	6.16	6.87	(.65)	(1.57)	(2.22)	40.06	19.50	481	.38	.35	1.83
Year ended 12/31/2005	32.26	.65	3.17	3.82	(.67)	-	(.67)	35.41	11.94	265	.39	.36	1.96
Year ended 12/31/2004	28.86	.68	3.35	4.03	(.63)	-	(.63)	32.26	14.19	141	.39	.39	2.31
Year ended 12/31/2003	22.23	.56	6.53	7.09	(.46)	-	(.46)	28.86	32.34	112	.39	.39	2.30

	Year ended December 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	27%	21%	24%	30%	31%

(1) Based on average shares outstanding.
(2) For the year ended December 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.39 and 0.90%, respectively. The impact to the other share classes would have been approximately the same.

(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Fundamental Investors, Inc. (the “Fund”), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 14, 2008

Expense example
  unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007, through December 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2007	Ending account value 12/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,021.56	$2.85	.56%
Class A -- assumed 5% return	1,000.00	1,022.38	2.85	.56
Class B -- actual return	1,000.00	1,017.67	6.71	1.32
Class B -- assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class C -- actual return	1,000.00	1,017.68	6.97	1.37
Class C -- assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class F -- actual return	1,000.00	1,021.54	2.96	.58
Class F -- assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 529-A -- actual return	1,000.00	1,021.30	3.16	.62
Class 529-A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-B -- actual return	1,000.00	1,017.16	7.37	1.45
Class 529-B -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class 529-C -- actual return	1,000.00	1,017.22	7.32	1.44
Class 529-C -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E -- actual return	1,000.00	1,019.85	4.79	.94
Class 529-E -- assumed 5% return	1,000.00	1,020.47	4.79	.94
Class 529-F -- actual return	1,000.00	1,022.28	2.24	.44
Class 529-F -- assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-1 -- actual return	1,000.00	1,017.17	7.17	1.41
Class R-1 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 -- actual return	1,000.00	1,017.27	7.12	1.40
Class R-2 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-3 -- actual return	1,000.00	1,019.71	4.79	.94
Class R-3 -- assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 -- actual return	1,000.00	1,021.26	3.26	.64
Class R-4 -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 -- actual return	1,000.00	1,022.73	1.73	.34
Class R-5 -- assumed 5% return	1,000.00	1,023.49	1.73	.34

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information
                                 unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2007:

Long-term capital gains	$2,426,624,000
Qualified dividend income	100%
Corporate dividends received deduction	$548,280,000
U.S. government income that may be exempt from state taxation	10,314,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through August 31, 2008. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $55 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results	unaudited

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2007:

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	7.70%	16.74%	6.81%
Not reflecting CDSC	12.70	16.95	6.81

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	11.65	16.89	8.34
Not reflecting CDSC	12.65	16.89	8.34

Class F shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	13.55	17.81	9.20

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	6.97	16.39	10.65
Not reflecting maximum sales charge	13.49	17.78	11.77

Class 529-B shares†— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	7.57	16.56	11.06
Not reflecting CDSC	12.57	16.77	11.16

Class 529-C shares†— first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	11.58	16.78	10.84
Not reflecting CDSC	12.58	16.78	10.84

Class 529-E shares*†— first sold 3/7/02	13.14	17.38	10.46

Class 529-F shares*†— first sold 9/23/02
Not reflecting annual asset-based fee charged
by sponsoring firm	13.69	17.83	18.06

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

Name and age	Year first elected a director of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 61	2003	Chairman of the Board, President and CEO, Ducommun Incorporated (aerospace components manufacturer)

Robert J. Denison, 66	2005	Chair, First Security Management (private investment)

Robert A. Fox, 70	1998	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 60	1998	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

John G. McDonald, 70	1998	Stanford Investors Professor, Graduate School of Business, Stanford University

Gail L. Neale, 73	1985	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 73	1989	President Emeritus, Keck Graduate Institute of
Chairman of the Board		Applied Life Sciences
(Independent and
Non-Executive)

Patricia K. Woolf, Ph.D., 73	1998	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

Name and age	Number of portfolios in fund complex[2]overseen by director	Other directorships[3] held by director

Joseph C. Berenato, 61	6	Ducommun Incorporated

Robert J. Denison, 66	5	None

Robert A. Fox, 70	7	Chemtura Corporation

Leonade D. Jones, 60	6	None

John G. McDonald, 70	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Gail L. Neale, 73	4	None

Henry E. Riggs, 73	4	None
Chairman of the Board
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 73	6	None

“Interested” directors[4]

Name, age and position with fund	Year first elected a director or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

James F. Rothenberg, 61	1998	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director, American Funds Distributors, Inc.;[5] Director, The Capital Group Companies, Inc.[5]

Dina N. Perry, 62	1994	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company; Director, Capital Research and Management Company

“Interested” directors[4]

Name, age and position with fund	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

James F. Rothenberg, 61
Vice Chairman of the Board	2	None

Dina N. Perry, 62
President	1	None

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 32 for footnotes.

Other officers[6]

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Paul G. Haaga, Jr., 59	1994	Vice Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Michael T. Kerr, 48	1995	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director, Capital Research and Management Company

Martin Romo, 40	1999	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company;[5] Director, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Ronald B. Morrow, 62	2004	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company

Donald H. Rolfe, 35	2007	Associate Counsel — Fund Business Management
Vice President		Group, Capital Research and Management Company

Patrick F. Quan, 49	1989–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 36	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

David A. Pritchett, 41	1999	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

[6]All of the officers listed, except Martin Romo, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2007, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
>	Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

• American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds          Capital Research and Management            Capital International             Capital Guardian             Capital Bank and Trust

Lit. No. MFGEAR-910-0208P

Litho in USA KBDA/HN/8056-S10034

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert J. Denison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$68,000
2007	$72,000

b) Audit-Related Fees:
2006	$9,000
2007	$10,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$6,000
2007	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2006	$796,000
2007	$916,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	9,000
2007	2,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2006	None
2007	None
The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,096,000 for fiscal year 2006 and $1,224,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[Logo – American Funds®]

Fundamental InvestorsSM
Investment portfolio

December 31, 2007

		Market value
Common stocks — 91.42%	Shares	(000)

ENERGY — 14.81%
Suncor Energy Inc.	18,626,627	$2,024,984
CONSOL Energy Inc.[1]	7,400,000	529,248
Occidental Petroleum Corp.	6,404,244	493,063
Tenaris SA (ADR)	10,135,000	453,339
Murphy Oil Corp.	4,343,636	368,514
Chevron Corp.	3,185,674	297,319
StatoilHydro ASA[2]	6,621,848	204,729
StatoilHydro ASA (ADR)	3,017,700	92,100
Royal Dutch Shell PLC, Class A (ADR)	3,500,000	294,700
EnCana Corp.	4,000,000	272,013
Petro-Canada	4,890,000	262,334
Schlumberger Ltd.	2,650,000	260,680
Exxon Mobil Corp.	2,525,000	236,567
Marathon Oil Corp.	3,470,000	211,184
Imperial Oil Ltd.	3,608,739	198,579
Baker Hughes Inc.	2,285,500	185,354
Smith International, Inc.	2,485,000	183,517
Devon Energy Corp.	2,000,000	177,820
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,510,000	174,012
OAO LUKOIL (ADR)[2]	2,000,000	171,708
Oil & Natural Gas Corp. Ltd.[2]	3,637,500	113,549
Quicksilver Resources Inc.[3]	1,296,100	77,235
Massey Energy Co.	2,011,700	71,918
Saipem SpA, Class S2	1,000,000	39,700
Cameco Corp.	846,300	33,738
TOTAL SA2	325,000	26,932
CNX Gas Corp.[3,4]	287,500	9,186
		7,464,022

INDUSTRIALS — 14.08%
Deere & Co.	10,320,000	960,998
Caterpillar Inc.	7,950,000	576,852
General Electric Co.	15,250,000	565,317
Union Pacific Corp.	3,200,000	401,984
Emerson Electric Co.	6,800,000	385,288
Northrop Grumman Corp.	4,166,243	327,633
Parker Hannifin Corp.	4,200,000	316,302
General Dynamics Corp.	3,545,800	315,541
Deutsche Post AG2	8,945,000	305,274
Schneider Electric SA2	2,071,575	276,587
European Aeronautic Defence and Space Co. EADS NV2	7,000,000	221,895
Joy Global Inc.	3,350,000	220,497
Boeing Co.	2,500,000	218,650
Mitsubishi Corp.[2]	7,245,800	197,395
Finmeccanica SpA[2]	6,000,000	189,898
Raytheon Co.	2,832,732	171,947
KBR, Inc.[3]	3,950,000	153,260
Corporate Executive Board Co.[5]	2,304,200	138,482
Lockheed Martin Corp.	1,248,200	131,386
Waste Management, Inc.	3,800,000	124,146
Siemens AG2	703,000	110,201
Fastenal Co.	2,400,000	97,008
United Technologies Corp.	1,250,000	95,675
Illinois Tool Works Inc.	1,636,000	87,592
AMR Corp.[3]	6,120,000	85,864
United Parcel Service, Inc., Class B	1,200,000	84,864
Grafton Group PLC, units[2,3]	9,500,000	74,549
Mitsubishi Heavy Industries, Ltd.[2]	14,446,000	61,830
Kingspan Group PLC[2]	3,500,000	52,671
Roper Industries, Inc.	770,000	48,156
Tyco International Ltd.	1,125,000	44,606
Allied Waste Industries, Inc.[3]	2,500,000	27,550
Robert Half International Inc.	800,000	21,632
		7,091,530

INFORMATION TECHNOLOGY — 12.91%
Nokia Corp.[2]	18,900,000	726,664
Nokia Corp. (ADR)	10,987,000	421,791
Oracle Corp.[3]	35,790,500	808,150
Microsoft Corp.	21,165,000	753,474
Texas Instruments Inc.	10,025,000	334,835
International Business Machines Corp.	3,000,000	324,300
Google Inc., Class A3	455,000	314,623
Fidelity National Information Services, Inc.	6,615,000	275,118
Agilent Technologies, Inc.[3]	6,981,300	256,493
Corning Inc.	10,520,000	252,375
Yahoo! Inc.[3]	9,100,000	211,666
Apple Inc.[3]	1,000,000	198,080
Cisco Systems, Inc.[3]	5,960,000	161,337
Kyocera Corp.[2]	1,725,000	150,954
Motorola, Inc.	9,256,080	148,467
Microchip Technology Inc.	4,618,000	145,098
Comverse Technology, Inc.[3]	7,684,470	132,557
Paychex, Inc.	3,300,000	119,526
Red Hat, Inc.[3]	5,650,000	117,746
Autodesk, Inc.[3]	1,900,000	94,544
Linear Technology Corp.	2,700,000	85,941
ASML Holding NV2,3	2,609,568	81,885
Trimble Navigation Ltd.[3]	2,475,000	74,844
STMicroelectronics NV2	5,100,000	72,496
Hewlett-Packard Co.	1,000,000	50,480
EMC Corp.[3]	2,500,000	46,325
Nortel Networks Corp.[3]	2,800,000	42,257
Tyco Electronics Ltd.	1,125,000	41,771
Advanced Micro Devices, Inc.[3]	4,000,000	30,000
Murata Manufacturing Co., Ltd.[2]	300,000	17,450
Metavante Technologies, Inc.[3]	496,666	11,582
		6,502,829

MATERIALS — 9.88%
Mosaic Co.[3]	6,000,000	$ 566,040
Syngenta AG2	2,117,750	536,640
Rohm and Haas Co.	8,607,300	456,789
Bayer AG, non-registered shares[2]	3,688,000	335,757
Alcoa Inc.	7,650,000	279,608
Weyerhaeuser Co.	3,583,000	264,210
Potash Corp. of Saskatchewan Inc.	1,709,100	246,042
Freeport-McMoRan Copper & Gold Inc.	2,000,000	204,880
Norsk Hydro ASA[2]	10,840,000	153,240
Norsk Hydro ASA (ADR)[2]	3,500,000	49,478
USX Corp.	1,650,000	199,501
E.I. du Pont de Nemours and Co.	4,500,000	198,405
International Paper Co.	5,500,000	178,090
PPG Industries, Inc.	2,500,000	175,575
BHP Billiton Ltd.[2]	4,675,000	163,748
Sigma-Aldrich Corp.	2,900,000	158,340
CRH PLC[2]	3,997,950	138,607
Rio Tinto PLC[2]	1,266,709	132,263
Barrick Gold Corp.	3,049,395	128,227
Newmont Mining Corp.	2,500,000	122,075
Vulcan Materials Co.	1,350,000	106,772
RPM International, Inc.	3,440,000	69,832
Monsanto Co.	350,000	39,092
Temple-Inland Inc.	1,500,000	31,275
UPM-Kymmene Corp. (ADR)[2]	1,400,000	28,009
Sealed Air Corp.	684,100	15,830
		4,978,325

CONSUMER DISCRETIONARY — 8.93%
Lowe’s Companies, Inc.	19,610,000	443,578
Target Corp.	7,840,000	392,000
TomTom NV2,3	3,665,000	273,507
Best Buy Co., Inc.	5,175,000	272,464
Johnson Controls, Inc.	7,500,000	270,300
McDonald’s Corp.	3,875,000	228,276
Fortune Brands Inc.	3,000,000	217,080
Garmin Ltd.	2,000,000	194,000
Time Warner Inc.	11,000,000	181,610
Liberty Media Holding Corp., Liberty Interactive, Series A3	8,950,000	170,766
Sony Corp.[2]	3,000,000	162,826
Toyota Motor Corp.[2]	3,000,000	161,497
Macy’s, Inc.	6,000,000	155,220
General Motors Corp.	5,500,000	136,895
Nikon Corp.[2]	3,977,000	135,683
CBS Corp., Class B	4,900,000	133,525
Starbucks Corp.[3]	6,500,000	133,055
Magna International Inc., Class A	1,474,300	118,578
Harman International Industries, Inc.	1,300,000	95,823
Penn National Gaming, Inc.[3]	1,500,000	89,325
Amazon.com, Inc.[3]	900,000	83,376
Yue Yuen Industrial (Holdings) Ltd.[2]	20,690,000	74,010
News Corp., Class A	3,400,000	69,666
Kohl’s Corp.[3]	1,500,000	68,700
Limited Brands, Inc.	3,315,980	62,772
Chipotle Mexican Grill, Inc., Class A3	238,832	35,125
Chipotle Mexican Grill, Inc., Class B3	208,000	25,594
Virgin Media Inc.[3]	3,000,000	51,420
WABCO Holdings Inc.	944,100	47,290
Saks Inc.[3]	650,000	13,494
		4,497,455

FINANCIALS — 8.40%
Fannie Mae	15,040,100	601,303
U.S. Bancorp	12,975,000	411,826
Citigroup Inc.	12,680,000	373,299
Bank of America Corp.	6,000,000	247,560
Bank of Ireland[2]	15,863,513	234,833
Freddie Mac	6,690,000	227,928
Allied Irish Banks, PLC[2]	9,700,000	222,570
AMP Ltd.[2]	25,000,412	217,293
AFLAC Inc.	2,700,000	169,101
Marsh & McLennan Companies, Inc.	5,371,000	142,170
Berkshire Hathaway Inc., Class A3	1,000	141,600
Irish Life & Permanent PLC[2]	7,000,000	120,282
Washington Mutual, Inc.	8,580,000	116,774
XL Capital Ltd., Class A	2,180,000	109,676
Wells Fargo & Co.	3,475,000	104,910
CapitalSource Inc.	5,500,954	96,762
Wachovia Corp.	2,470,000	93,934
AXA SA2	2,345,500	93,252
Equity Residential, shares of beneficial interest	2,500,000	91,175
T. Rowe Price Group, Inc.	1,200,000	73,056
St. George Bank Ltd.[2]	2,450,279	67,470
Bank of New York Mellon Corp.	1,000,000	48,760
Anglo Irish Bank Corp. PLC[2]	3,011,907	47,671
Marshall & Ilsley Corp.	1,489,998	39,455
MGIC Investment Corp.	1,707,000	38,288
Zions Bancorporation	550,000	25,679
City National Corp.	400,000	23,820
PMI Group, Inc.	1,174,600	15,599
Old Republic International Corp.	914,000	14,085
Forestar Real Estate Group LLC[3]	500,000	11,795
Guranty Financial Group Inc.[3]	500,000	8,000
		4,229,926

HEALTH CARE — 7.93%
Merck & Co., Inc.	13,600,000	790,296
Roche Holding AG2	4,575,000	787,042
Eli Lilly and Co.	7,670,000	409,501
Abbott Laboratories	4,450,000	249,868
Bristol-Myers Squibb Co.	9,350,000	247,962
Shire PLC (ADR)	3,500,000	241,325
Wyeth	5,000,000	220,950
Medtronic, Inc.	3,625,200	182,239
Schering-Plough Corp.	5,158,600	137,425
Aetna Inc.	2,310,000	133,356
CIGNA Corp.	2,175,000	116,863
Stryker Corp.	1,550,000	115,816
Patterson Companies, Inc.[3]	3,137,521	106,519
Novo Nordisk A/S, Class B2	1,280,000	83,475
Amgen Inc.[3]	1,350,000	62,694
WellPoint, Inc.[3]	599,953	52,634
Medco Health Solutions, Inc.[3]	463,000	46,948
C. R. Bard, Inc.	91,900	8,712
		3,993,625

CONSUMER STAPLES — 5.67%
Altria Group, Inc.	9,624,800	727,442
Coca-Cola Co.	9,400,000	576,878
PepsiCo, Inc.	4,400,000	333,960
Wal-Mart Stores, Inc.	5,800,000	275,674
Bunge Ltd.	1,801,024	209,657
Diageo PLC[2]	6,700,000	142,934
Avon Products, Inc.	2,680,000	105,940
Tesco PLC[2]	10,951,206	103,061
C&C Group PLC[2,5]	16,055,047	95,802
Unilever NV, depository receipts[2]	2,440,000	89,204
Wm. Wrigley Jr. Co.	1,400,000	81,970
SYSCO Corp.	2,000,000	62,420
Goodman Fielder Ltd.[2]	31,711,000	52,550
		2,857,492

TELECOMMUNICATION SERVICES — 4.04%
AT&T Inc.	15,912,500	661,324
Verizon Communications Inc.	7,950,000	347,335
KDDI Corp.[2]	41,000	304,477
Vodafone Group PLC[2]	75,283,000	279,636
Vodafone Group PLC (ADR)	221,700	8,274
Sprint Nextel Corp., Series 1	13,700,000	179,881
Qwest Communications International Inc.[3]	21,500,000	150,715
Inmarsat PLC[2]	9,685,000	103,443
		2,035,085

UTILITIES — 2.85%
Exelon Corp.	3,545,000	289,414
Questar Corp.	5,000,000	270,500
Veolia Environnement[2]	2,250,000	204,042
SUEZ SA2	2,915,400	197,330
E.ON AG2	800,000	169,611
Electricité de France SA2	1,334,000	157,852
FPL Group, Inc.	1,050,000	71,169
Duke Energy Corp.	3,000,000	60,510
Entergy Corp.	150,000	17,929
		1,438,357

MISCELLANEOUS — 1.92%
Other common stocks in initial period of acquisition		965,749

Total common stocks (cost: $33,657,009,000)		46,054,395

	Principal amount	Market value
Short-term securities — 8.33%	(000)	(000)

Federal Home Loan Bank 4.16%–4.35% due 1/18–6/18/2008	$734,710	$ 730,128
Procter & Gamble International 4.23%–4.75% due 1/4–3/14/2008[4]	379,431	377,629
Freddie Mac 4.175%–4.335% due 1/22–4/25/2008	368,300	366,212
United Parcel Service Inc. 4.17%–4.50% due 2/12-3/31/2008[4]	255,700	253,436
Fannie Mae 4.13%–4.28% due 1/17–3/12/2008	234,600	233,453
Bank of America Corp. 4.595%–5.015% due 1/14–3/28/2008	190,000	188,613
JPMorgan Chase & Co. 5.04%–5.05% due 1/7–2/1/2008	100,000	99,726
Jupiter Securitization Co., LLC 4.70% due 3/19/2008[4]	41,281	40,798
Park Avenue Receivables Co., LLC 4.73% due 1/10/2008[4]	27,300	27,261
Wal-Mart Stores Inc. 4.45%–4.73% due 1/8–2/13/2008[4]	164,100	163,433
General Electric Capital Corp. 4.15%–4.52 due 1/2–2/13/2008	88,000	87,690
Edison Asset Securitization LLC 4.49% due 3/13/2008[4]	75,000	74,190
IBM Capital Inc. 4.20%–4.22% due 1/29–3/18/2008[4]	79,500	78,791
IBM Corp. 4.21% due 1/29/2008[4]	35,000	34,881
IBM International Group Capital LLC 4.47% due 2/14/2008[4]	21,000	20,870
Hewlett-Packard Co. 4.24%–4.52% due 1/2–1/18/2008[4]	118,400	118,218
CAFCO, LLC 5.05%–5.25% due 1/3–1/24/2008[4]	100,000	99,804
Private Export Funding Corp. 4.37%–4.74% due 1/9–3/11/2008[4]	93,000	92,362
Federal Farm Credit Banks 4.18%–4.29% due 1/23–1/31/2008	85,000	84,768
Wachovia Bank NA 5.08% due 2/5/2008	50,000	49,992
Variable Funding Capital Corp. 5.10% due 1/9/2008[4]	30,000	29,962
E.I. duPont de Nemours and Co. 4.18%–4.22% due 1/11–1/30/2008[4]	80,000	79,787
Paccar Financial Corp. 4.15%–4.73% due 1/9–3/19/2008	64,600	64,229
State Street Corp. 4.50% due 1/16/2008	64,300	64,162
Honeywell International Inc. 4.35%–4.46% due 1/28–2/28/2008[4]	62,509	62,165
Eaton Corp. 4.25%–4.73% due 1/11–2/27/2008[4]	54,750	54,487
Harley-Davidson Funding Corp. 4.25%–4.50% due 1/11–3/5/2008[4]	50,300	50,057
International Bank for Reconstruction and Development 4.30% due 1/28/2008	50,000	49,832
International Lease Finance Corp. 4.33% due 2/7/2008	50,000	49,771
HSBC Finance Corp. 4.70% due 2/7/2008	50,000	49,752
FCAR Owner Trust I 6.00% due 1/31/2008	50,000	49,741
Coca-Cola Co. 4.46%–4.63% due 1/18–2/29/2008[4]	45,100	44,813
NetJets Inc. 4.30%–4.48% due 1/16–2/20/2008[4]	45,000	44,808
Wells Fargo & Co. 4.30% due 1/18/2008	44,100	44,005
U.S. Treasury Bills 3.251% due 6/12/2008	44,300	43,649
Chevron Funding Corp. 4.41% due 1/10/2008	25,000	24,969
AT&T Inc. 4.50% due 1/17/2008[4]	25,000	24,947
Estée Lauder Companies Inc. 4.46%–4.47% due 1/14–1/29/2008[4]	25,000	24,913
Anheuser-Busch Cos. Inc. 4.35% due 2/11/2008[4]	25,000	24,852
Kimberly-Clark Worldwide Inc. 4.20%–4.46% due 1/11–1/29/2008[4]	24,630	24,582
Medtronic Inc. 4.22% due 1/17/2008[4]	20,000	19,960
Caterpillar Financial Services Corp. 4.20% due 2/19/2008	15,100	15,012
John Deere Capital Corp. 4.50% due 2/19/2008[4]	13,900	13,805
Becton, Dickinson and Co. 4.50% due 1/11/2008	11,700	11,684
Brown-Forman Corp. 4.25% due 1/18/2008[4]	10,505	10,483

Total short-term securities (cost: $4,198,727,000)		4,198,682

Total investment securities (cost: $37,855,736,000)		50,253,077
Other assets less liabilities		123,984

Net assets		$50,377,061

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 10/2/2003 at a cost of $67,784,000) may be subject to legal or contractual restrictions on resale.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous,"  was $9,448,855,000.
3Security did not produce income during the last 12 months.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,900,480,000, which represented 3.77% of the net assets of the fund.
5Represents an affiliated company as defined under the Investment Company Act of 1940.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-910-0208O-S10887

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
Fundamental Investors, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Fundamental Investors, Inc., (the “Fund”) as of December 31, 2007, and for the year then ended and have issued our report thereon dated February 14, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 14, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FUNDAMENTAL INVESTORS, INC.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: March 7, 2008

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: March 7, 2008